UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2004

33-97090
(Commission File Number)

ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	62-1395968 (IRS Employer Identification Number)

100 Winners Circle
Brentwood, Tennessee 37027
(615) 377-0377

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York (Jurisdiction of Incorporation)	16-1003976 (IRS Employer Identification Number)

100 Winners Circle
Brentwood, Tennessee 37027
(615) 377-0377

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company is furnishing this Current Report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release we will issue on February 12, 2004, which press release may be deemed to disclose information regarding our results of operations for our third fiscal quarter and the nine month period ended December 31, 2003. A copy of the press release being furnished is attached hereto as Exhibit 99.1.

      The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated February 12, 2004, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.

	By:	/s/ Patrick W. Kellick
Patrick W. Kellick SENIOR VICE PRESIDENT/ CHIEF FINANCIAL OFFICER

Dated: February 12, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 12, 2004, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

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